                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 1994.

                                          /S/__HOWARD I. ATKINS_________________
                                          Howard I. Atkins

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of June, 1994.

                                          /S/__JAMES E. KELLY___________________
                                          James E. Kelly

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__CHARLES E. EHINGER_______________
                                          Charles E. Ehinger

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__DAVID F. GIRARD-DICARLO _________
                                          David F. Girard-diCarlo

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__FREDERICK C. HAAB________________
                                          Frederick C. Haab

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__KEVORK S. HOVNANIAN______________
                                          Kevork S. Hovnanian

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__ARTHUR J. KANIA__________________
                                          Arthur J. Kania

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__AUBREY C. LEWIS__________________
                                          Aubrey C. Lewis

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__DAVID F. MCBRIDE_________________
                                          David F. McBride

Attest:

/S/__JOHN M. SPERGER__________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__DESMOND P. MCDONALD______________
                                          Desmond P. McDonald

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__WILLIAM E. MCKENNA_______________
                                          William E. McKenna

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__MARCY SYMS MERNS_________________
                                          Marcy Syms Merns

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__ROY T. PERAINO___________________
                                          Roy T. Peraino

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__ERNEST L. RANSOME, III___________
                                          Ernest L. Ransome, III

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__RONALD RUBIN_____________________
                                          Ronald Rubin

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__B. P. RUSSELL____________________
                                          B. P. Russell

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__FRED R. SULLIVAN_________________
                                          Fred R. Sullivan

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary

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                             MIDLANTIC CORPORATION

                               POWER OF ATTORNEY

                                    FORM S-3

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ('MC'), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable MC to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-3 of the Common Stock, $3.00 par value per share, of MC for issuance pursuant to the Midlantic Corporation Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of MC to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 5th day of May, 1994.

                                          /S/__HAROLD L. YOH, JR._______________
                                          Harold L. Yoh, Jr.

Attest:

/S/__JOHN M. SPERGER _________________
John M. Sperger
Senior Vice President & Secretary